                                                                    Exhibit 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of October 31, 2003, is entered into among ACE CASH EXPRESS, INC., a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent and Issuing Bank, BANK OF AMERICA, N.A., as Syndication Agent, and U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent.

                                   BACKGROUND

         1. The Borrower, certain of the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 31, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 30, 2003 (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

         2. The Borrower has requested (a) the addition of an Incremental Facility consisting of Incremental Revolving Credit Loans and Incremental Seasonal Revolving Credit Loans, (b) the removal of Wachovia Bank, National Association (the "Exiting Lender") as a Lender under the Credit Agreement (c) the addition of certain financial institutions as new Lenders thereto (the "New Lenders") and (d) certain other amendments to the Credit Agreement.

         3. The Lenders, the Documentation Agent, the Syndication Agent, and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent covenant and agree as follows:

         Section 1. AMENDMENT.

         (a) The definition of "Cash Holdings" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                  "Cash Holdings" shall mean the Borrower's cash in the Borrower's stores, plus the Borrower's cash in the Borrower's depository accounts with Administrative Agent, plus the Borrower's cash in the Borrower's depository accounts with Other Financial Institutions, plus the amount of items of the Borrower in clearing at the Administrative Agent and at Other Financial Institutions, plus cash of the Borrower in transit with armored couriers.

         (b) The definition of "Subsidiary's Cash Holdings" in Section 1.01 of the Credit Agreement is amended to read as follows:

                  "Subsidiary's Cash Holdings" shall mean, with respect to a Subsidiary of the Borrower, other than ACE Funding, such Subsidiary's cash in such Subsidiary's stores, plus such Subsidiary's cash in such Subsidiary's depository accounts with the Administrative Agent, plus such Subsidiary's cash in such Subsidiary's depository accounts with Other Financial Institutions, plus the amount of items of such Subsidiary in clearing at the Administrative Agent and at Other Financial Institutions, plus cash of such Subsidiary in transit with armored couriers.

                  (c) Section 2.10(a) of the Credit Agreement is hereby amended to read as follows:

                  (a)      If any Change in Law shall:

                           (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                           (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

                  and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Eurodollar Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

         (d) Amendment to Article III. Article III of the Credit Agreement is hereby amended to add the following new Section 3.22 in numerical order to read as follows:

                  SECTION 3.22 Tax Shelter Regulations. The Borrower does not intend to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation
         Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or its interest in Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

         (e) Section 5.05 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (l) thereof; (ii) deleting "." at the end of clause (m) thereof and inserting "; and" in lieu thereof; and (iii) adding the following new clause (n) thereto to read as follows:

                  (n) promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

         (f) Subsection (a) of Section 6.06 of the Credit Agreement is hereby amended to read as follows:

                  (a) Advances by Borrower or any Subsidiary to its employees, other than corporate officers, for salary and other compensatory benefits, travel advances, advances against commissions and other similar advances in the ordinary course of business, provided that the amount of such advances does not exceed $200,000 in the aggregate at any time;

         (g) Section 9.12 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof to read as follows:

                  Notwithstanding anything to the contrary, "Information" shall not include, and the Agent, the Issuing Bank and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent, the Issuing Bank or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

         (h) Schedule 2.01(a) to the Credit Agreement is hereby amended to be in the form of Schedule 2.01(a) hereto.

         (i) Schedule 2.01(b) to the Credit Agreement is hereby amended to be in the form of Schedule 2.01(b) hereto.

         (j) Schedule 2.02(a) to the Credit Agreement is hereby amended to be in the form of Schedule 2.02(a) hereto.

         (k) Schedule 2.02(b) to the Credit Agreement is hereby amended to be in the form of Schedule 2.02(b) hereto.

         Section 2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

         (a) the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, the Revolving Credit Note and Seasonal Revolving Credit Note payable to the order of each New Lender (collectively, the "New Notes"), and the replacement Revolving Credit Note and Seasonal Revolving Credit Note for each Lender whose Revolving Credit Commitment and Seasonal Revolving Credit Commitment is being amended by this Second Amendment (collectively, the "Replacement Notes"), (ii) this Second Amendment, the New Notes and the Replacement Notes have been duly executed and delivered by the Borrower, and
(iii) this Second Amendment, the New Notes, the Replacement Notes and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution, delivery and performance of this Second Amendment, the New Notes, the Replacement Notes and the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) the certificate or articles of incorporation or the applicable constituent documents or bylaws of the Borrower or its Subsidiaries, (ii) to Borrower's knowledge, any provision or law, statute, rule or regulation applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their properties are subject; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Second Amendment, the New Notes and the Replacement Notes or (ii) the acknowledgement by each Guarantor of this Second Amendment.

         Section 3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following:

         (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Required Lenders (which shall include each New Lender);

         (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

         (c)      the Administrative Agent shall have received a duly executed
(i) New Note for each New Lender and (ii) Replacement Note for each Lender whose Revolving Credit Commitment and Seasonal Credit Commitment is being amended by this Second Amendment;

         (d) the Exiting Lender shall have received $2,083,196.33 which represents payment in full of all amounts due and owing to the Exiting Lender under the Credit Agreement and the other Credit Documents;

         (e) the Administrative Agent shall have received certified resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment, the New Notes and the Replacement Notes;

         (f) the Administrative Agent shall have received an opinion of the Borrower's counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Section 2(c), (d) and (e) of this Second Amendment;

         (g) the satisfaction of the conditions set forth in Section 4.01 of the Credit Agreement; and

         (h) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

         Section 4. PURCHASE BY LENDERS. Simultaneously with the satisfaction of conditions to effectiveness set forth in Section 3, each Lender shall purchase or sell (as the case may be), without recourse, an amount of Loans consisting of the Revolving Credit Loans and Seasonal Revolving Credit Loans and an amount of LC Exposure such that after giving effect to this Second Amendment, the amount of (a) each Lender's Revolving Credit Commitment under the Credit Agreement which has been utilized shall be pro rata among the Lenders in the proportion that their respective Revolving Credit Commitment bears to the aggregate Revolving Credit Commitments set forth in Schedule 2.01(a) attached hereto and
(b) each Lender's Seasonal Revolving Credit Commitment under the Credit Agreement which has been utilized shall be pro rata among the Lenders in the proportion that their respective Seasonal Revolving Credit Commitment bears to the aggregate Seasonal Revolving Credit Commitments set forth in Schedule 2.01(b) attached hereto. The payment made to the Exiting Lender pursuant to this Second Amendment shall not be subject to Section 2.13(c) of the Credit Agreement. The Borrower shall pay any additional amounts required pursuant to
Section 2.11 of the Credit Agreement to the extent that any purchase or sale results in a Eurodollar Loan, or a portion thereof, being paid on a day other than the last day of an Interest Period therefor. Each New Lender represents and warrants to the Administrative Agent as follows:

         (a) such New Lender has received a copy of the Credit Agreement and all amendments thereto, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

         (b) it has the full power and authority and the legal right to make, deliver and perform, and has taken all necessary action, to authorize the execution, delivery and performance of this Second Amendment, and any and all other documents delivered by it in connection herewith and to fulfill its obligations under, and to consummate the transactions contemplated by, this Second Amendment and the other Credit Documents, and no consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection herewith or therewith;

         (c) under applicable laws no tax will be required to be withheld by the Administrative Agent or the Borrower with respect to any payments to be made to such New Lender under any Credit Document, and no tax forms described in
Section 2.12(e) of the Credit Agreement are required to be delivered by such New Lender;

         (d) such New Lender has received and reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and become a party to the Credit Agreement;

         (e) such New Lender has independently and without reliance upon the Administrative Agent or any other Person, and based on such information as such New Lender has deemed appropriate, made its own credit analysis and decision to enter into this Second Amendment and become a party to the Credit Agreement;

         (f) such New Lender will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and

         (g) such New Lender will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

         Section 5. EXITING LENDER. Upon satisfaction of the conditions to effectiveness set forth in Section 3 of this Second Amendment, (a) the Exiting Lender shall not (i) be a Lender under the Credit Agreement and (ii) have any rights or obligations with respect to being a Lender, except for those that expressly survive termination of the Credit Agreement or termination of any commitments thereunder, and (b) the Exiting Lender shall mark its Revolving Credit Note and Seasonal Revolving Credit Note "PAID IN FULL," and promptly return its Revolving Credit Note and Seasonal Revolving Credit Note to the Borrower. The Exiting Lender acknowledges and agrees that the amount set forth in Section 3(d) above is all amounts due and owing to the Exiting Lender under the Credit Agreement and the other Credit Documents.

         Section 6. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

Section 7. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

         Section 8. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty Agreement (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty Agreement.

         Section 9. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

         Section 10. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be shall be construed in accordance with and governed by the law of the State of Texas; provided, that the Administrative Agent, the Agent, and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

         Section 11. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         Section 12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

                          ACE CASH EXPRESS, INC., as Borrower

                          By: /s/ MIKE BRISKEY
                              ------------------------------------
                              Name:  Mike Briskey
                              Title: VP Finance & Asst. Treasurer

                       Signature Page to Second Amendment

                          WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank, and as a Lender

                          By: /s/ CHRISTINA M. ROCHE
                              ----------------------
                              Name:  Christina M. Roche
                              Title: Assistant Vice President

                       Signature Page to Second Amendment

                          JPMORGAN CHASE BANK, as a Lender

                          By: /s/ BRIAN MCDOUGAL
                              -------------------
                              Name:  Brian McDougal
                              Title: Vice President

                       Signature Page to Second Amendment

                          BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

                          By: /s/ PATRICK HONEY
                              ----------------------------------
                              Name:  Patrick Honey
                              Title: Vice President

                       Signature Page to Second Amendment

                          US BANK NATIONAL ASSOCIATION, as
                          Documentation Agent and as a Lender

                          By: /s/ JOSEPH L. SOOTER, JR.
                              -------------------------
                              Name:  Joseph L. Sooter, Jr.
                              Title: Vice President

                       Signature Page to Second Amendment

                          FIRST AMERICAN BANK, SSB, as a Lender

                          By: /s/ CYNDI GILES
                              ----------------------------------
                              Name:  Cyndi Giles
                              Title: Vice President

                       Signature Page to Second Amendment

                          SOUTHWEST BANK OF TEXAS, N.A., as a Lender

                          By: /s/ MELINDA N. JACKSON
                              ----------------------------------
                              Name:  Melinda N. Jackson
                              Title: Senior Vice President

                       Signature Page to Second Amendment

                          TEXAS CAPITAL BANK, NATIONAL
                          ASSOCIATION, as a Lender

                          By: /s/ RONALD K. BAKER
                              ----------------------------------
                              Name:  Ronald K. Baker
                              Title: Executive Vice President

                       Signature Page to Second Amendment

                          NATIONAL CITY BANK, as a Lender

                          By: /s/ MICHAEL J. DURBIN
                              ----------------------------------
                              Name:  Michael J. Durbin
                              Title: Senior Vice President

                       Signature Page to Second Amendment

                          THE BANK OF NOVA SCOTIA, as a Lender

                          By: /s/ JOHN W. CAMPBELL
                              ----------------------------------
                              Name:  John W. Campbell
                              Title: Industry Head

                       Signature Page to Second Amendment

                          RZB FINANCE LLC, as a Lender

                          By: /s/ JOHN A VALISKA
                              ----------------------------------
                              Name:  John A. Valiska
                              Title: Group Vice President

                          By: /s/ ASTRID WILKE
                              ----------------------------------
                              Name:  Astrid Wilke
                              Title: Vice President

                       Signature Page to Second Amendment

ACKNOWLEDGED AND AGREED
FOR PURPOSES OF SECTION 5
ONLY:

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ EARNEST MAY
    --------------------------------
     Name:  Earnest May
     Title: Vice President

                       Signature Page to Second Amendment

ACKNOWLEDGED AND AGREED:

CHECK EXPRESS, INC.
Q. C. & G. FINANCIAL, INC.
PUBLIC CURRENCY, INC.
CHECK EXPRESS FLORIDA, INC.
CHECK EXPRESS FINANCE, INC.
CHECK-X-CHANGE CORPORATION
CHECK EXPRESS SOUTH CAROLINA, INC.
CHECK EXPRESS USA, INC.

By: /s/ MIKE BRISKEY
    ------------------------------
Name:  Mike Briskey
Title: Vice President

                       Signature Page to Second Amendment

SCHEDULE 2.01(a)

                          Revolving Credit Commitments

                   LENDER                                     REVOLVING COMMITMENT
                   ------                                     --------------------
Wells Fargo Bank Texas, National Association                     $    25,019,305                     20.849420851%
JPMorgan Chase Bank                                              $    21,266,409                     17.722007719%

Bank of America, N.A.                                            $    17,142,857                     14.285714283%

US Bank National Association                                     $    13,714,286                     11.428571425%

First American Bank SSB                                          $    10,285,715                      8.571428575%

Southwest Bank of Texas, N.A.                                    $     6,857,143                      5.714285717%

Texas Capital Bank National Association                          $     6,857,143                      5.714285717%

National City Bank                                               $     5,142,857                      4.285714283%

The Bank of Nova Scotia                                          $    10,285,714                      8.571428575%

RZB Finance LLC                                                  $     3,428,571                      2.857142857%

TOTAL                                                            $120,000,000.00                    100.000000000%

                                Schedule 2.01(a)

SCHEDULE 2.01(b)

                      Seasonal Revolving Credit Commitments

                   LENDER                                     REVOLVING COMMITMENT
                   ------                                     --------------------
Wells Fargo Bank Texas, National Association                     $    11,467,181                     20.849420851%

JPMorgan Chase Bank                                              $     9,747,104                     17.722007719%

Bank of America, N.A.                                            $     7,857,143                     14.285714283%

US Bank National Association                                     $     6,285,714                     11.428571425%

First American Bank SSB                                          $     4,714,286                      8.571428575%

Southwest Bank of Texas, N.A.                                    $     3,142,857                      5.714285717%

Texas Capital Bank National Association                          $     3,142,857                      5.714285717%

National City Bank                                               $     2,357,143                      4.285714283%

The Bank of Nova Scotia                                          $     4,714,286                      8.571428575%

RZB Finance LLC                                                  $     1,571,429                      2.857142857%

TOTAL                                                            $ 55,000,000.00                           100.00%

                                Schedule 2.01(b)

SCHEDULE 2.02(a)

                             Domestic Lending Office

Unless otherwise indicated, each Lender's Domestic Lending Office is the same as its address for notices.

1.       Wells Fargo Bank Texas, National Association

         4975 Preston Park Road, Suite 280
         Plano, Texas 75093
         Attn.: Christina (Tina) M. Roche
         Telephone: (972) 599-5301
         Facsimile: (972) 867-5674

2.       JPMorgan Chase Bank

         2200 Ross Avenue
         Dallas, Texas 75201
         Attn.: Brian McDougal
         Telephone: (214) 965-3849
         Facsimile: (214) 965-3024

3.       Bank of America, N.A.

         901 Main St.
         Dallas, Texas 75202
         Attn.: Patrick Honey
         Telephone: (214) 209-0044
         Facsimile: (214) 209-9668

4.       US Bank National Association

         One US Bank Plaza
         St. Louis, Missouri 63101
         Attn.: Joseph Sooter
         Telephone: (314) 418-2462
         Facsimile: (314) 418-3859

5.       First American Bank SSB

         8401 N. Central Expressway, Suite 500
         Dallas, Texas 75225
         Attn.: J. Paul. Voorhies
         Telephone: (972) 419-3362
         Facsimile: (972) 419-3589

                                Schedule 2.02(a)

6.       Southwest Bank of Texas, N.A.

         Notice Address                                  Domestic Lending Office
         909 Lake Carolyn Parkway, Suite 1170            4400 Post Oak Parkway
         Irving, Texas 75039                             Houston, Texas 77027
         Attn.: Melinda Jackson
         Telephone: (972) 506-1512
         Facsimile: (972) 506-1505

7.       Texas Capital Bank National Association

         Notice Address                                  Domestic Lending Office
         6060 N. Central Expwy #800                      c/o Rod Baker
         Dallas, Texas 75206                             2100 McKinney Ave. #900
         Attn.: Ellen Riederer                           Dallas, Texas 75201
         Telephone: (972) 560-4542
         Facsimile: (214) 706-6739

8.       National City Bank

         155 East Broad Street
         Columbus, Ohio 43215
         Attn.: Michael J. Durbin
         Telephone: (614) 463-8844
         Facsimile: (614) 463-8572

9.       The Bank of Nova Scotia

         One Liberty Plaza
         New York, NY 10006
         Attn.: David Schwartzbard
         Telephone: 212-225-5221
         Facsimile: 212-225-5090

10.      RZB Finance LLC

         Credit

         24 Grassy Plain St
         Bethel, CT 06801
         Attn.: Christoph Hoedl
         Telephone: 203-207-7727
         Facsimile: 203-744-6474

                                Schedule 2.02(a)

         Funding Notices

         1133 Avenue of the Americas
         New York, NY 10036
         Attn:    Terri Weiner
         Telephone: 212-845-8356
         Facsimile: 212-391-9670

                                Schedule 2.02(a)

SCHEDULE 2.02(b)

                            Eurodollar Lending Office

1.       Wells Fargo Bank Texas, National Association

         4975 Preston Park Road, Suite 280
         Plano, Texas 75093
         Attn.: Christina (Tina) M. Roche
         Telephone: (972) 599-5301
         Facsimile: (972) 867-5674

2.       JPMorgan Chase Bank

         2200 Ross Avenue
         Dallas, Texas 75201
         Attn.: Brian McDougal
         Telephone: (214) 965-3849
         Facsimile: (214) 965-3024

3.       Bank of America, N.A.

         901 Main St.
         Dallas, Texas 75202
         Attn.: Patrick Honey
         Telephone: (214) 209-0044
         Facsimile: (214) 209-9668

4.       US Bank National Association

         One US Bank Plaza
         St. Louis, Missouri 63101
         Attn.: Joseph Sooter
         Telephone: (314) 418-2462
         Facsimile: (314) 418-3859

5.       First American Bank SSB

         8401 N. Central Expressway, Suite 500
         Dallas, Texas 75225
         Attn.: J. Paul. Voorhies
         Telephone: (972) 419-3362
         Facsimile: (972) 419-3589

                                Schedule 2.02(b)

6.       Southwest Bank of Texas, N.A.

         4400 Post Oak Parkway
         Houston, Texas 77027
         Attention: Maxine Hunter
         Telephone: (713) 232-6455
         Facsimile: (713) 693-7467

7.       Texas Capital Bank National Association
         c/o Rod Baker
         2100 McKinney Ave. #900
         Dallas, Texas 75201

8.       National City Bank

         155 East Broad Street
         Columbus, Ohio 43215
         Attn.: Michael J. Durbin
         Telephone: (614) 463-8844
         Facsimile: (614) 463-8572

9.       The Bank of Nova Scotia
         One Liberty Plaza
         New York, NY 10006
         Attn.: David Schwartzbard
         Telephone: 212-225-5221
         Facsimile: 212-225-5090

10.      RZB Finance LLC
         24 Grassy Plain St
         Bethel, CT 06801
         Attn.: Christoph Hoedl
         Telephone: 203-207-7727
         Facsimile: 203-744-6474

                                Schedule 2.02(b)